SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K


                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): April 24, 1997


                          MORTON INTERNATIONAL, INC.(1)
                (Exact Name of Registrant as Specified in Charter)

                Indiana               1-12825           36-4140798
            (State or Other         (Commission        (IRS employer
            Jurisdiction of        File Number)     Identification No.)
             Incorporation)


         100 North Riverside Plaza, Chicago, Illinois         60606
            (Address of Principal Executive Offices)        (Zip Code)


                                  (312) 807-2000
               (Registrant's telephone number, including area code)


         1  Formerly named New Morton International, Inc.






         ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

                   On April 30, 1997 (the "Spinoff Date"), Morton International, Inc. ("Old Morton"), the then sole shareholder of the Registrant, distributed on a one-for-one basis (the "Spinoff") all of the outstanding shares of the Common Stock, par value $1.00 per share, of the Registrant (the "Common Stock"), together with one related preferred share purchase right distributed by the Registrant for each share of Common Stock distributed, to the shareholders of record of the common stock of Old Morton as of such date, pursuant to the Distribution Agreement, dated as of April 30, 1997, by and between the Registrant and Old Morton (the "Distribution Agreement"). No consideration was paid by the shareholders of Old Morton for the receipt of the shares of common stock of the Registrant in the Spinoff. All of the voting securities of the Registrant were, as of such date, held by the shareholders of Old Morton.

                   The above matters are more fully described in an Information Statement (the "Information Statement") made part of the Registration Statement on Form 10 (No. 001-12825) under the Securities Exchange Act of 1934, as amended, as previously filed by the Registrant with the Commission on March 24, 1997 (the "Registration Statement").

         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                   As contemplated by the Information Statement and pursuant to the terms of the Distribution Agreement, on or prior to the Spinoff Date, Old Morton transferred to the Registrant all of the assets and businesses of Old Morton other than the assets and businesses exclusively related to Old Morton's automotive safety products business plus a certain amount in cash comprising the Capital Contribution and Safety Supplemental Distribution (as defined in the Distribution Agreement), and the Registrant assumed certain liabilities.

                   Additional information concerning the assets and liabilities transferred to the Registrant and the continuing relationship between the Registrant and Old Morton is contained in the Information Statement under the heading "Business and Properties" and in the Proxy Statement/Prospectus/Exchange Offer made a part of the Registration Statement on Form S-4 (No. 333-23813) under the Securities Act of 1933, as amended, as previously filed by Autoliv, Inc. ("Autoliv") with the Commission and declared effective by the Commission on March 24, 1997 (the "Autoliv Registration Statement"), under the heading "Pre-Merger Transactions," which portions of the Information Statement and Autoliv Registration Statement are incorporated herein by reference. In connection with the Spinoff, the Registrant and Old Morton entered into certain



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         agreements, copies of which are attached hereto as exhibits and are incorporated herein by reference.

         ITEM 5.   OTHER EVENTS

                   On May 1, 1997, the name of the Registrant was changed to "Morton International, Inc."

                   On March 19, 1997, the Board of Directors of the Registrant declared a dividend of one preferred share purchase right (a "Right"), to be paid as of the time of the Spinoff, for each share of Common Stock issued and outstanding at the close of business at such time (the "Time of Distribution"), each Right representing the right to purchase one one-hundredth of a share of preferred stock, par value $1.00 per share, of the Registrant upon the terms and subject to the conditions set forth in the Rights Agreement, dated as of April 24, 1997, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agreement"). The Rights are more fully described in the Information Statement under the heading "Description of New Morton Capital Stock -- New Morton Rights" and in the Rights Agreement, which description and Rights Agreement are filed as exhibits hereto and incorporated herein by reference.

                   On April 24, 1997, Old Morton issued a press release relating to, among other things, the authorization by the Board of Directors of the Registrant of an initial share repurchase program, allowing management to repurchase up to 10 million shares of Common Stock, which press release is filed as Exhibit
         99.03 hereto and incorporated herein by reference.

                   On April 28, 1997, the Registrant entered into a Supplemental Indenture between Old Morton, the Registrant and First Trust National Association, as Trustee (the "Supplemental Indenture"), in connection with the assumption, as of the effective time of the Spinoff, by the Registrant of the obligations of Old Morton under the Indenture, dated as of June 1, 1990, between Old Morton and First Trust National Association, successor to Continental Bank, National Association, as Trustee, relating to the 9 1/4% Credit Sensitive Debentures due 2020 of Old Morton, which Supplemental Indenture is attached as Exhibit 4.01 hereto and incorporated herein by reference.

                   On May 1, 1997, Old Morton and the Registrant issued a press release relating to the Spinoff and to the combination of Old Morton with Autoliv AB to form Autoliv, which press release is filed as Exhibit 99.04 hereto and incorporated herein by reference.






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         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

                   (a)  Financial Statements

                   The financial statements relating to Old Morton are contained in, and are incorporated herein by reference to, pages F1-F23 of the Information Statement.

                   (b)  Pro Forma Financial Information

              The pro forma financial information relating to the Registrant is contained in, and is incorporated herein by reference to, pages 6-10 of the Information Statement.

                   (c)  Exhibits

           Exhibit
             No.                        Description


              2.01 Distribution Agreement by and between the Registrant and Autoliv ASP, Inc. (formerly named Morton International, Inc.) ("Old Morton"), dated as of April 30, 1997.

              2.02 Tax Sharing Agreement by and between the Registrant and Old Morton, dated as of April 30, 1997.

              2.03 Employee Benefits Allocation Agreement by and between the Registrant and Old Morton, dated as of April 30, 1997.

              4.01 Supplemental Indenture, dated as of April 28, 1997, among Old Morton, the Registrant and First Trust National Association, as Trustee, to the Indenture, dated as of June 1, 1990, between Old Morton and Continental Bank, National Association, as Trustee.

              10.01 Rights Agreement by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent, dated as of April 24, 1997.

              99.01 Description of the preferred share purchase rights of the Registrant under the heading "Description of New Morton Capital Stock -- New








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                        Morton Rights" and "Business and Properties" and
                        the financial information of the Registrant at pages 6-10 and F1-F23 in the Information
                        Statement contained in the Registration
                        Statement on Form 10 of the Registrant as previously filed with the Securities and Exchange Commission on March 24, 1997.

              99.02     Information under the heading "Pre-Merger
                        Transactions" in the Proxy Statement/Prospectus/ Exchange Offer made a part of the Registration Statement on Form S-4 previously filed by Autoliv, Inc. with the Securities and Exchange Commission on March 24, 1997.

              99.03     Press release issued by Old Morton, dated April
                        24, 1997.

              99.04 Press release issued by Old Morton and the Registrant, dated May 1, 1997.




































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                                    SIGNATURES

                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORTON INTERNATIONAL, INC.


         Date:  May 1, 1997            By: /s/ P. Michael Phelps
                                           P. Michael Phelps
                                           Vice President and Secretary










































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                                    EXHIBIT INDEX

         Exhibit No.    Description of Document           Method of Filing

         2.01         Distribution Agreement by and    Filed electronically
                      between the Registrant and       herewith
                      Autoliv ASP, Inc.
                      (formerly named Morton
                      International, Inc.) ("Old
                      Morton"), dated as of April
                      30, 1997.

         2.02         Tax Sharing Agreement by and     Filed electronically
                      between the Registrant and Old   herewith
                      Morton, dated as of April 30,
                      1997.


         2.03         Employee Benefits Allocation     Filed electronically
                      Agreement by and between         herewith
                      the Registrant and Old Morton,
                      dated as of April 30, 1997.


         4.01         Supplemental Indenture, dated    Filed electronically
                      as of April 28, 1997, among      herewith
                      Old Morton, the Registrant and
                      First Trust National Association,
                      as Trustee, to the Indenture,
                      dated as of June 1, 1990,
                      between Old Morton and Continental
                      Bank, National Association,
                      as Trustee.


         10.01        Rights Agreement by and between  Filed electronically
                      the Registrant and First         herewith
                      Chicago Trust Company of New
                      York, as Rights Agent, dated
                      as of April 24, 1997.


         99.01        Description of the preferred     Incorporated by
                      share purchase rights of the     reference to the
                      Registrant under the heading     Registration
                      "Description of New Morton       Statement on Form 10
                      Capital Stock -- New Morton      (No. 001-12825) of
                      Rights" and "Business and        the Registrant
                      "Properties" and the financial
                      information of the Registrant
                      at pages 6-10 and F1-F23 in
                      the Information Statement
                      contained in the Registration
                      Statement on Form 10 of the
                      Registrant as previously filed
                      with the Securities and


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                      Exchange Commission on March
                      24, 1997.


         99.02        Information under the heading    Incorporated by
                      "Pre-Merger Transactions" in     reference to the
                      the Proxy Statement/Prospectus/  Registration Statement
                      Exchange Offer made a part of    on Form S-4 (No. 333-
                      the Registration Statement       23813) of Autoliv,
                      on Form S-4 previously filed     Inc.
                      by Autoliv, Inc. with the
                      Securities and Exchange
                      Commission on March 24, 1997.

         99.03        Press release issued by Old      Filed electronically
                      Morton, dated April 24, 1997.    herewith


         99.04        Press release issued by Old      Filed electronically
                      Morton and the Registrant,       herewith
                      dated May 1, 1997.



































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